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                                    FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                November 9, 1995
                                 Date of Report



                                LBO CAPITAL CORP.
             (Exact Name of Registrant as specified in its charter)


     Colorado                         33-19107                 38-2780733
  (State or other                    (Commission            (I.R.S. Employer
  jurisdiction of                    file number)         Identification Number)
  incorporation or
  organization)


             7001 Orchard Lake Road, Suite 424
             West Bloomfield, Michigan                                48322-3608
             (Address of Principal Executive Offices)                 (Zip Code)


       Registrant's telephone number, including area code: (810) 851-5651


                                       N/A
           Former name or former address, if changed from last report



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ITEM 5:  Other Events

    Effective November 9, 1995, the Board of Directors of LBO Capital Corp. (the "Registrant") adopted a resolution extending the exercise period of the Registrant's warrants issued to its directors from December 4, 1995 to December 4, 1996. The warrants were issued as follows:

                      Director                       Number of Shares
                      --------                       ----------------
                     Thomas W. Itin                      1,000,000
                     Anthony B. Cashen                     200,000
                     Robert W. Schwartz                    100,000

The warrants entitles its holder to purchase one share of the Registrant's $.0001 par value common stock for $.04 each share and can be exercised at any time prior to the extended expiration date of December 4, 1996.


The Registrant's Controller notified the Registrant's Stock Transfer Agent by letter of November 9, 1995 as to the extensions.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: November 9, 1995

                                LBO CAPITAL CORP.


                                By s/ Thomas W. Itin
                                  ------------------------------
                                  Thomas W. Itin, President

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